UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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V.I. Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

February 24, 2003

Dear Stockholder:

We cordially invite you to attend a special meeting of stockholders of V.I. Technologies, Inc. (the “Company”). The special meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on March 10, 2003 at 10:00 a.m. local time to consider:

1.    a proposal to amend the Company’s restated certificate of incorporation to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and

2.    any and all other matters that may properly come before the special meeting or any adjournment thereof.

The proposal to increase the number of authorized shares of common stock is discussed in more detail in the attached proxy statement. Please read the attached proxy statement carefully. Only stockholders who owned shares at the close of business on February 18, 2003 are entitled to attend and vote at the special meeting or any adjournment of the special meeting.

You are urged to attend the special meeting in person, but, if you are unable to do so, the board of directors would appreciate the prompt return of the enclosed proxy card, dated and signed or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the special meeting and vote in person.

By Order of the Board of Directors,

Thomas T. Higgins

Secretary

Watertown, Massachusetts

February 24, 2003

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

February 24, 2003

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 10, 2003

TIME:        10:00 a.m. local time

DATE:        March 10, 2003

PLACE:      Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

                    One Financial Center

                    Boston, Massachusetts 02111

PURPOSES:

1.	To amend the Company’s restated certificate of incorporation to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and

2.	To consider any and all other matters that may properly come before the special meeting or any adjournment thereof.

WHO	MAY VOTE:

You may vote if you were the record owner of V.I. Technologies, Inc. common stock at the close of business on February 18, 2003. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at the office of the Secretary at the Company’s address above.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas T. Higgins

Secretary

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

PROXY STATEMENT FOR THE V.I. TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 10, 2003

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which the board of directors of V.I. Technologies, Inc. would like you, as a stockholder, to vote at a special meeting of the stockholders of the Company, which will take place on March 10, 2003. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about February 24, 2003 to all stockholders of record entitled to vote at the special meeting.

In this proxy statement, we refer to V.I. Technologies, Inc. as the “Company, “we, “us” or “our.”

Who can vote at the special meeting of stockholders?

Stockholders who owned shares of our common stock on February 18, 2003 may attend and vote at the special meeting. Each share is entitled to one vote. There were 22,793,723 shares of the Company’s common stock outstanding on February 1, 2003. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership by Management and Principal Stockholders” on pages 12–14 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Mr. Thomas Higgins and Ms. Chithra Baylis, Chief Financial Officer and Assistant Controller, respectively, of the Company, as your representatives at the special meeting. By completing and returning the proxy card, you are authorizing Mr. Higgins and Ms. Baylis to vote your shares at the special meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is a good idea to complete and return your proxy card before the special meeting date just in case your plans change. If a proposal comes up for vote at the special meeting that is not on the proxy card, Mr. Higgins and Ms. Baylis will vote your shares, under your proxy, according to their best judgment.

If your proxy card or instructions form so indicates, you may submit your proxy electronically via the Internet or telephone.

What am I voting on?

You are being asked to amend the Company’s restated certificate of incorporation to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

The board of directors has adopted a resolution approving the proposal to amend the Company’s restated certificate of incorporation to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

We will also transact any other business that properly comes before the special meeting.

How does the board of directors recommend that I vote?

The board of directors recommends that the stockholders vote “for” the proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on February 18, 2003 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the special meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the special meeting. Stockholders of record may also submit their proxies through the Internet by visiting a website established for that purpose at [www.            ] and following the instructions or by telephone by calling the toll-free number [1-877-            -            ] and following the recorded instructions. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card or vote electronically via the Internet or telephone to ensure that your vote is counted.

Beneficial Owner

If on February 18, 2003 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the special meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the special meeting.

How do I vote?

(1)	You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the special meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the increase in authorized shares, and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the special meeting that is not on the proxy card.

(2)	You may vote by telephone.

Stockholders of record may submit their proxies by telephone by calling the toll-free number [1-877-        -                ] and following the recorded instructions.

(3)	You may vote by the Internet.

Stockholders of record may submit their proxies through the Internet by visiting a website established for that purpose at [www.            ] and following the instructions.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site (www.proxyvote.com).

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time, on March 9, 2003. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the special meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

(4)	You may vote in person at the special meeting.

We will pass out written ballots to anyone who wants to vote at the special meeting. However, if you hold your shares in street name, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the special meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Mr. Thomas Higgins, stating that you would like to revoke your proxy of a particular date,

•	signing another proxy card with a later date and returning it before the polls close at the special meeting,

•	in the case of a stockholder who may properly vote electronically via the Internet or by telephone, by submitting a later vote using those same methods, or

•	attending the special meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

(1)	If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

Brokerage firms have authority under the rules of The Nasdaq Stock Market to vote customers’ unvoted shares on some “routine” matters. The proposal to approve the increase in authorized shares is NOT a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a “broker non-vote.” Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the special meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the special meeting.

(2)	If your shares are in your name and you do not sign and return your proxy card or vote electronically via the Internet or by telephone, your shares will not be voted unless you vote in person at the special meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on approving the increase in authorized shares.

How many stockholders are needed either in person or by proxy to hold the special meeting?

To hold the special meeting and conduct business, a majority of the Company’s outstanding shares entitled to vote as of February 18, 2003 must be present at the special meeting. This is called a quorum.

Shares are counted as present at the special meeting if the stockholder either:

•	is present and votes in person at the special meeting,

•	has properly voted electronically via the Internet or by telephone, or

•	has properly submitted a proxy card.

How many votes are required to ratify the increase in authorized shares?

A majority of the outstanding shares of the Company.

How many votes are required to approve other matters that may come before the stockholders at the special meeting?

A majority of the shares present at the special meeting, in person or by proxy, excluding broker non-votes.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for approving the increase in authorized shares.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting and will announce the final results in a press release. We will also publish the final results in our annual report on Form 10-K for fiscal 2003. We will file that report with the SEC, and you can obtain a copy by calling the SEC at 1-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also obtain a copy on the Internet at www.vitechnologies.com.

Who can help answer my questions?

You can call Thomas Higgins, our Chief Financial Officer, at (617) 926-1551 with any questions about proposals described in this proxy statement or how to execute your vote.

PROXY STATEMENT

Our board of directors is soliciting proxies for the special meeting of stockholders to be held on March 10, 2003 at 10 a.m. local time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo P.C., One Financial Center, Boston, Massachusetts. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the special meeting.

Our board of directors set February 18, 2003 as the record date for the special meeting. Stockholders who owned shares of common stock of V.I. Technologies, Inc. on that date are entitled to vote at and attend the special meeting. Each share is entitled to one vote. There were 22,793,723 shares of common stock of V.I. Technologies, Inc. outstanding on the record date.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders on or about February 24, 2003.

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by our board of directors for use at the special meeting of stockholders of V.I. Technologies, Inc. to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on March 10, 2003 at 10:00 a.m. local time, or at any adjournment or postponement of the special meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about February 24, 2003 to all our stockholders entitled to notice of, and to vote at, the special meeting. Our principal executive office is located at 134 Coolidge Avenue, Watertown, Massachusetts 02472, and our telephone number is (617) 926-1551.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on February 18, 2003 will be entitled to notice of, and to vote at, the special meeting. As of February 1, 2003 we had 22,793,723 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the special meeting. A majority of the outstanding shares of common stock will constitute a quorum at the special meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions or is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

Voting via the Internet or by Telephone

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site (www.proxyvote.com).

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time, on March 9, 2003. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the special meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the special meeting. It may be revoked by mailing to our Secretary, Thomas Higgins, at our principal executive offices, 134 Coolidge Avenue, Watertown, Massachusetts 02472, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the special meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the special meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the special meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR the proposal to amend the Company’s restated certificate of incorporation to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and (ii) in accordance with the judgment of the proxy holders as to any other matter that may properly come before the special meeting or any adjournment thereof.

PROPOSAL 1

General

PROPOSAL 1: PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE FROM 45,000,000 SHARES TO 60,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY

On February 13, 2003, the board of directors of the Company approved and recommended to the stockholders that Article FOURTH of the Company’s restated certificate of incorporation be amended to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company

The full text of the proposed amendment to the Company’s restated certificate of incorporation is attached to this proxy statement as Appendix A.

The principal reason for the proposed amendment is to ensure that a sufficient number of shares of common stock are available for use by the Company in completing the proposed sales of its common stock under the rights offering to shareholders and the Pall milestone investment described below.

As of February 1, 2003, there were 22,793,723 shares of common stock issued and outstanding, approximately 3,238,000 shares of common stock reserved for issuance under the 1998 Stock Option Plan, approximately 711,000 shares of common stock reserved for issuance under the 1999 Supplemental Stock Option Plan, 250,000 shares of common stock reserved for issuance under the 1998 Director Stock Option Plan and approximately 65,000 shares of common stock reserved for purchase under the 1998 Employee Stock Purchase Plan. Accordingly, only approximately 18 million shares of common stock are available for future use without any increase in the number of authorized shares.

On January 21, 2003, the Company filed a registration statement with the Securities and Exchange Commission for a proposed offering of up to approximately $20 million of its common stock under the terms of a rights offering to Company shareholders. This offering could require up to 19.8 million shares. In addition, the Company intends to issue approximately 3.9 million shares of its common stock to Pall Corporation related to the achievement by the Company of a key milestone in its Phase III clinical trails and under the terms of a stock purchase agreement. The shares to be issued in these two transactions, if completed, would exceed the number of shares currently available.

If this proposed amendment is adopted by the stockholders, the additional authorized common stock would be sufficient for the completion of the rights offering and the Pall investment, and would provide a small balance of common stock for issuance from time to time for financings and such other corporate purposes as the board of directors may deem appropriate.

No further action on the part of the Company’s stockholders would be necessary to issue additional shares of common stock unless required by applicable law or regulations or under the rules governing the Nasdaq National Market or any stock exchange on which the common stock may then be listed.

The holders of any additional shares of common stock issued in the future would have the same rights as the holders of common stock currently outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. The issuance of additional shares of common stock, while providing desirable flexibility in carrying out corporate purposes, could have the effect of diluting the interests of existing holders of common stock.

Votes Required to Approve the Amendment

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed amendment to the restated certificate of incorporation. Therefore, abstentions and broker non-votes will have the effect of votes against this proposal.

THE BOARD OF DIRECTOR RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of February 1, 2003: (i) by each person (or group of affiliated persons) who we know to own beneficially more than five percent of our outstanding shares of common stock; (ii) by the individual who served as our chief executive officer during the fiscal year ended December 28, 2002; (iii) by the executive officers other than the chief executive officer who earned more than $100,000 in the fiscal year ended December 28, 2002 and who were employed by us on December 28, 2002; (iv) by each of our directors; and (v) by all of our current directors and executive officers as a group. As of February 1, 2003, we had 22,793,723 shares of common stock outstanding. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned (1)	Percent of Class

5% Stockholders
Ampersand Funds (2)	6,585,021	28.9%
55 William Street, Suite 240
Wellesley, MA 02481

Pall Corporation (3)	2,253,022	9.9%
2200 Northern Boulevard
East Hills, NY 11548

State of Wisconsin Investment Board	2,089,667	9.2%
121 East Wilson Street
Madison, WI 53702

New York Blood Center, Inc. (4)	2,009,704	8.8%
310 East 67th Street
New York, NY 10021-6295

J.P. Morgan Partners LLC (5)	1,801,470	7.9%
1221 Avenue of the Americas
New York, NY 10020

Named Executive Officers and Directors
Richard A. Charpie (6)	6,673,976	29.3%
Jeremy Hayward-Surry (7)	2,253,022	9.9%
Damion E. Wicker, M.D. (8)	1,824,470	8.0%
John R. Barr (9)	557,866	2.4%
Samuel K. Ackerman, M.D. (10)	432,637	1.9%
Thomas T. Higgins (11)	280,729	1.2%
Bernadette L. Alford, Ph.D. (12)	125,000	**
Peter D. Parker (13)	76,398	**
Irwin Lerner (14)	40,888	**
David Tendler (15)	30,500	**
Doros Platika, M.D. (16)	11,500	**
Joseph M. Limber (17)	9,500	**

All current directors and executive officers as a group (12 persons) (18)	12,316,486	51.5%

*	Address provided for beneficial owners of 5% or more of the outstanding common stock only.

**	Indicates less than one percent.

(1)	Beneficial ownership of common stock is determined in accordance with the rules of the Securities and Exchange Commission, and includes shares for which the holder has sole or shared voting or investment power. Shares of our common stock subject to options currently exercisable or which become exercisable within 60 days of February 1, 2003 are deemed to be beneficially owned and outstanding by the person holding such options and, in accordance with the rules of the Securities and Exchange Commission, are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Consists of 980,000 shares held by Ampersand 1999 Limited Partnership (“AMP-99”), 20,000 shares held by Ampersand 1999 Companion Fund Limited Partnership (“AMP-99 CF”), 5,029,687 shares held by Ampersand 1995 Limited Partnership (“AMP-95”), 81,782 shares held by Ampersand 1995 Companion Fund Limited Partnership (“AMP-95 CF”), 331,487 shares held by Ampersand 1994 Limited Partnership (“AMP-94”) and 142,065 shares held by Ampersand 1994 Companion Fund Limited Partnership (“AMP-94 CF”). AMP-99 Management Company Limited Liability Company is the general partner of AMP-99 and AMP-99 CF. AMP-95 MCLP LLP is the general partner of AMP-95 Management Company Limited Partnership, which itself is the general partner of both AMP-95 and AMP-95 CF and has voting and investment control over the shares held by those two entities. AMP-94 MCLP LLP is the general partner of AMP-94 Management Company Limited Partnership, which itself is the general partner of both AMP-94 and AMP-94 CF and has voting and investment control over the shares held by those two entities. Richard A. Charpie is the Principal Managing Member of AMP-99 Management Company Limited Liability Company and the Managing Partner of AMP-95 MCLP LLP and AMP-94 MCLP LLP. Dr. Charpie disclaims beneficial ownership of shares held by any of the above-listed entities except to the extent of his pecuniary interest therein.

(3)	Mr. Hayward-Surry, a director, is the President and a director of Pall Corporation.

(4)	Mr. Tendler, a director, is a member of the Board of Trustees and Executive Committee of the New York Blood Center, Inc. (“NYBC”).

(5)	Dr. Wicker, a director, is a partner at J.P. Morgan Partners LLC.

(6)	Consists of shares described in note (2) of which Dr. Charpie may be considered the beneficial owner, 65,955 shares directly owned by Mr. Charpie and 23,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003. Dr. Charpie disclaims beneficial ownership of the shares described in note (2) except to the extent of his pecuniary interest therein.

(7)	Consists of 2,253,022 shares held by Pall Corporation, of which Mr. Hayward-Surry may be considered the beneficial owner. Mr. Hayward-Surry disclaims beneficial ownership of the shares held by Pall Corporation.

(8)	Consists of shares held by J.P. Morgan Partners LLC of which Dr. Wicker may be considered the beneficial owner and 23,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003. Dr. Wicker disclaims beneficial ownership of shares held by J.P. Morgan Partners LLC except to the extent of his pecuniary interest therein.

(9)	Consists of 2,745 shares and 555,121 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(10)	Consists of 428,637 shares and 4,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(11)	Consists of 6,979 shares and 273,750 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(12)	Consists of 125,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(13)	Consists of 53,398 shares and 23,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(14)	Consists of 11,180 shares and 29,708 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(15)	Consists of 3,500 shares and 27,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(16)	Consists of 11,500 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(17)	Consists of 9,500 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

(18)	Includes 1,104,579 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 1, 2003.

OTHER MATTERS

Our board of directors does not know of any other matter that may come before the special meeting. If any other matters are properly presented to the special meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

Our board of directors hopes that stockholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. A prompt response will greatly facilitate arrangements for the special meeting, and your cooperation will be appreciated. Stockholders of record who attend the special meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors

Thomas T. Higgins, Secretary

Watertown, Massachusetts

February 24, 2003

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

V.I. TECHNOLOGIES, INC.

It is hereby certified that:

1.    The name of the corporation (hereinafter called the “Corporation”) is V.I. Technologies, Inc.

2.    The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out the first paragraph of Article FOURTH in its entirety and substituting in lieu thereof the following:

“FOURTH. The total number of shares of stock which the Corporation shall have the authority to issue is sixty one million (61,000,000) shares, of which sixty million (60,000,000) shares will be shares of common stock, par value $0.01 per share (the “Common Stock”), and one million (1,000,000) shares shall be shares of preferred stock, par value $0.01 per shares (the “Preferred Stock”).”

3.    The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.    This Certificate of Amendment shall become effective at 5:00 p.m., local time, on [            , 2003].

Signed this [            ] day of [            ], 2003.

By:

Name: Title:

V.I. TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Thomas Higgins and Ms. Chithra Baylis, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of V.I. Technologies, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the special meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on March 10, 2003 at 10:00 a.m. local time, or any adjournment thereof. The proxies are being directed to vote as specified below, or, if no specification is made, FOR the proposal to amend the Company’s restated certificate of incorporation to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and in accordance with their discretion on such other matters that may properly come before the special meeting.

Vote-by-Internet		Vote-by-Telephone
1. Log on to the Internet and go to http://www.[ ]	OR	1. Call toll-free [ ]
2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website		2. Enter your Voter Control Number listed above and follow the easy recorded instructions

If you vote over the Internet or by telephone, please do not mail your card.

THE DIRECTORS RECOMMEND A VOTE FOR.

1.     FOR    AGAINST    ABSTAIN

Proposal to amend the Company’s restated certificate of incorporation to increase from 45,000,000 shares to 60,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company

I plan to attend the special meeting                                Yes                                 No

Signature(s)

Date:

(Signature(s) must be exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this proxy.)